Exhibit 99.2

Wessex House, 5th Floor 45 Reid Street Hamilton HM 12 Bermuda 441-278-9250 441-278-9255 fax Contact: Mark D. Lyons Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information

as of September 30, 2012

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  The adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts was adopted retrospectively and has been applied to all prior period financial information in this financial supplement.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8-9
	c.	Insurance Segment Underwriting Results	10-11
	d.	Reinsurance Segment Underwriting Results	12-13

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	14
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	15
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	16
	d.	Bank Loan Investments	17
	e.	Eurozone Investments	18

V.	Other
	a.	Comments on Regulation G	19
	b.	Operating Income Reconciliation	20
	c.	Share Repurchase Activity	21
	d.	Annualized Operating Return on Average Common Equity	22
	e.	Capital Structure	23

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2012	2011	Change	2012	2011	Change

Gross premiums written	$936,764	$860,289	8.9%	$3,055,233	$2,736,794	11.6%

Net premiums written	$755,249	$691,381	9.2%	$2,439,093	$2,162,202	12.8%

Net premiums earned	$748,691	$682,049	9.8%	$2,155,659	$1,958,623	10.1%

Underwriting income (loss)	$73,452	$38,567	90.5%	$234,368	$(25,456)	N/M

Net investment income	$73,221	$82,753	(11.5)%	$221,126	$257,731	(14.2)%
Per diluted share	$0.53	$0.60	(11.7)%	$1.60	$1.86	(14.0)%

Net income available to common shareholders	$184,172	$162,294	13.5%	$554,586	$271,448	104.3%
Per diluted share	$1.33	$1.18	12.7%	$4.01	$1.96	104.6%

After-tax operating income available to common shareholders (1)	$120,247	$107,176	12.2%	$375,307	$174,491	115.1%
Per diluted share	$0.87	$0.78	11.5%	$2.72	$1.26	115.9%

Comprehensive income	$320,691	$51,747	519.7%	$744,389	$232,904	219.6%

Cash flow from operations	$334,683	$309,924	8.0%	$731,951	$756,471	(3.2)%

Diluted weighted average common shares and common share equivalents outstanding	138,696,934	137,140,929	1.1%	138,235,995	138,542,558	(0.2)%

			% Point			% Point
			Change			Change
Underwriting ratios:
Loss ratio	59.3%	62.2%	(2.9)	57.5%	68.9%	(11.4)
Acquisition expense ratio	17.0%	17.5%	(0.5)	17.3%	17.2%	0.1
Other operating expense ratio	13.9%	14.7%	(0.8)	14.4%	15.2%	(0.8)
Combined ratio	90.2%	94.4%	(4.2)	89.2%	101.3%	(12.1)

Financial measures:

Growth in book value per common share	6.8%	0.6%	6.2	15.8%	3.9%	11.9

Annualized operating return on average common equity	9.9%	10.5%	(0.6)	10.8%	5.6%	5.2

Total return on investments (2)
Including effects of foreign exchange	2.45%	(0.23)%	268 bps	5.04%	2.97%	207 bps
Excluding effects of foreign exchange	2.17%	0.38%	179 bps	4.89%	3.11%	178 bps

(1) See page 19, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Gross premiums written	$936,764	$1,051,813	$1,066,656	$699,662	$860,289	$911,939	$964,566	$664,212	$831,788	$3,055,233	$2,736,794
Net premiums written	755,249	820,233	863,611	511,124	691,381	706,543	764,278	482,911	636,117	2,439,093	2,162,202

Net premiums earned	$748,691	$726,656	$680,312	$673,192	$682,049	$642,879	$633,695	$632,146	$627,409	$2,155,659	$1,958,623
Fee income	1,077	806	543	982	848	784	815	2,814	874	2,426	2,447
Losses and loss adjustment expenses	(443,871)	(399,693)	(395,207)	(378,067)	(423,984)	(431,622)	(493,880)	(367,326)	(359,193)	(1,238,771)	(1,349,486)
Acquisition expenses, net	(128,065)	(128,289)	(118,962)	(123,339)	(120,205)	(110,639)	(108,754)	(104,824)	(111,279)	(375,316)	(339,598)
Other operating expenses	(104,380)	(105,757)	(99,493)	(103,300)	(100,141)	(101,445)	(95,856)	(112,228)	(97,247)	(309,630)	(297,442)
Underwriting income (loss)	73,452	93,723	67,193	69,468	38,567	(43)	(63,980)	50,582	60,564	234,368	(25,456)

Net investment income	73,221	73,608	74,297	80,467	82,753	86,671	88,307	90,601	90,768	221,126	257,731
Net realized gains	60,391	34,867	44,121	14,542	30,199	45,210	20,695	74,027	68,828	139,379	96,104
Net impairment losses recognized in earnings	(2,379)	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(5,353)	(7,103)
Equity in net income (loss) of investment funds accounted for using the equity method	24,330	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	56,943	5,097
Other income (loss)	(532)	695	(8,068)	(4,848)	2,432	(4,265)	4,567	6,165	1,840	(7,905)	2,734
Other expenses	(9,049)	(11,944)	(6,979)	(6,777)	(6,180)	(11,397)	(7,026)	(6,881)	(5,796)	(27,972)	(24,603)
Interest expense	(7,378)	(7,439)	(7,521)	(8,087)	(8,125)	(7,758)	(7,721)	(7,460)	(7,371)	(22,338)	(23,604)
Net foreign exchange gains (losses)	(16,959)	31,689	(20,688)	12,613	60,040	(18,375)	(36,912)	6,039	(65,157)	(5,958)	4,753
Income before income taxes	195,097	221,035	166,158	140,717	166,398	94,332	24,923	232,833	151,309	582,290	285,653
Income tax (expense) benefit	(5,441)	(767)	(1,902)	4,615	2,357	2,271	550	3,067	(3,291)	(8,110)	5,178

Net income	189,656	220,268	164,256	145,332	168,755	96,603	25,473	235,900	148,018	574,180	290,831
Preferred dividends	(5,484)	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,594)	(19,383)
Net income available to common shareholders	$184,172	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$554,586	$271,448

Underwriting Ratios
Loss ratio	59.3%	55.0%	58.1%	56.2%	62.2%	67.1%	77.9%	58.1%	57.3%	57.5%	68.9%
Acquisition expense ratio	17.0%	17.6%	17.4%	18.2%	17.5%	17.1%	17.0%	16.5%	17.6%	17.3%	17.2%
Other operating expense ratio	13.9%	14.6%	14.6%	15.3%	14.7%	15.8%	15.1%	17.8%	15.5%	14.4%	15.2%
Combined ratio	90.2%	87.2%	90.1%	89.7%	94.4%	100.0%	110.0%	92.4%	90.4%	89.2%	101.3%

Net premiums written to gross premiums written	80.6%	78.0%	81.0%	73.1%	80.4%	77.5%	79.2%	72.7%	76.5%	79.8%	79.0%

Net income per common share
Basic	$1.36	$1.58	$1.18	$1.05	$1.23	$0.69	$0.14	$1.60	$0.96	$4.12	$2.06
Diluted	$1.33	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$4.01	$1.96

Weighted average common shares and common share equivalents outstanding
Basic	135,067,360	134,529,129	133,954,623	132,612,528	131,560,851	131,232,269	133,499,241	143,320,146	146,993,373	134,519,046	132,090,354
Diluted	138,696,934	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	138,235,995	138,542,558

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,944,186	$9,556,326	$9,221,145	$9,375,604	$9,529,834	$9,247,002	$8,916,017	$8,957,859	$9,692,852
Short-term investments available for sale, at fair value	845,158	1,087,910	1,112,249	904,219	799,662	704,495	1,130,142	915,841	780,671
Investment of funds received under securities lending, at fair value	26,279	66,424	41,867	48,419	44,553	145,224	9,951	69,660	200,020
Equity securities available for sale, at fair value	312,371	260,864	318,181	299,584	273,213	320,434	361,639	310,194	79,805
Other investments available for sale, at fair value	477,857	381,576	357,992	238,111	229,974	299,845	293,073	275,538	229,488
Investments accounted for using the fair value option	698,068	496,843	500,283	366,903	319,381	321,790	256,614	219,173	175,841
TALF investments, at fair value	270,206	307,453	313,187	387,702	392,455	399,341	400,970	402,449	410,881
Investments accounted for using the equity method	339,587	331,601	347,273	380,507	383,543	399,968	449,206	508,334	500,737
Total investments	12,913,712	12,488,997	12,212,177	12,001,049	11,972,615	11,838,099	11,817,612	11,659,048	12,070,295

Cash	422,440	355,392	422,806	351,699	369,895	411,001	406,877	362,740	365,997
Accrued investment income	68,069	72,095	65,643	70,739	71,264	71,083	69,057	74,837	79,180
Investment in joint venture	109,363	109,240	107,866	107,576	107,642	105,982	105,495	105,698	104,347
Fixed maturities and short-term investments pledged under securities lending, at fair value	34,769	74,032	50,813	56,393	72,399	150,501	198,418	75,575	203,221
Securities purchased under agreements to resell using funds received under securities lending	—	—	—	—	20,032	—	185,176	—	—
Premiums receivable	773,172	834,116	700,137	501,563	606,963	712,397	633,144	503,434	662,634
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,733,830	1,849,191	1,849,603	1,851,584	1,840,191	1,855,342	1,772,130	1,763,985	1,715,122
Contractholder receivables	849,352	787,389	762,031	748,231	732,270	702,423	672,296	660,546	635,682
Prepaid reinsurance premiums	302,513	313,264	261,619	265,696	267,846	278,587	259,624	263,448	267,240
Deferred acquisition costs, net	279,171	272,736	261,467	227,884	253,163	257,292	251,226	227,278	244,441
Receivable for securities sold	894,318	821,527	621,560	462,891	1,067,188	733,931	749,708	56,145	1,329,508
Other assets	509,048	518,744	497,061	460,052	490,728	520,901	521,292	490,277	461,473
Total Assets	$18,889,757	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140

Liabilities
Reserve for losses and loss adjustment expenses	$8,562,328	$8,546,350	$8,511,323	$8,456,210	$8,523,522	$8,564,908	$8,319,324	$8,098,454	$8,054,677
Unearned premiums	1,815,524	1,815,135	1,595,712	1,411,872	1,578,419	1,589,497	1,504,162	1,370,075	1,524,100
Reinsurance balances payable	172,016	184,763	137,791	133,866	123,815	154,860	131,512	132,452	130,274
Contractholder payables	849,352	787,389	762,031	748,231	732,270	702,423	672,296	660,546	635,682
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	125,000
TALF borrowings, at fair value	185,223	235,818	239,551	310,486	314,137	318,441	322,222	325,770	331,797
Securities lending payable	35,707	76,383	52,224	58,546	74,696	155,072	203,925	78,021	209,411
Payable for securities purchased	1,012,060	927,962	742,995	480,230	1,161,591	838,787	1,266,390	200,192	1,649,462
Other liabilities	508,753	502,607	531,700	513,842	527,847	510,521	533,189	500,715	498,832
Total Liabilities	13,540,963	13,476,407	12,973,327	12,513,283	13,436,297	13,234,509	13,353,020	11,766,225	13,459,235

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	556	556	552	549	544	541	535	534	531
Additional paid-in capital	200,607	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640
Retained earnings	5,351,241	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897
Accumulated other comprehensive income, net of deferred income tax	324,132	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370
Common shares held in treasury, at cost	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)
Total Shareholders’ Equity	5,348,794	5,020,316	4,839,456	4,592,074	4,435,899	4,403,030	4,289,035	4,476,786	4,679,905
Total Liabilities and Shareholders’ Equity	$18,889,757	$18,496,723	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140

Common shares outstanding, net of treasury shares	136,540,178	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113

Book value per common share (1)	$36.79	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49

(1) Excludes the effects of stock options and restricted stock units outstanding

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Comprehensive Income
Net income	$189,656	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$574,180	$290,831
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	164,733	18,060	94,863	40,476	(71,861)	84,862	40,370	(141,807)	264,609	277,656	53,371
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(265)	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(776)	(3,303)
Reclassification of net realized gains, net of income taxes, included in net income	(47,411)	(43,792)	(27,511)	(29,785)	(30,707)	(47,682)	(20,176)	(43,414)	(56,299)	(118,714)	(98,565)
Foreign currency translation adjustments	13,978	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	12,043	(9,430)
Other comprehensive income (loss)	131,035	(41,371)	80,545	7,347	(117,008)	38,179	20,902	(183,867)	215,139	170,209	(57,927)
Comprehensive Income	$320,691	$178,897	$244,801	$152,679	$51,747	$134,782	$46,375	$52,033	$363,157	$744,389	$232,904

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Non-Cumulative Preferred Shares
Balance at beginning of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000
Shares issued - Series C	—	325,000	—	—	—	—	—	—	—	325,000	—
Shares repurchased - Series A and B	—	(325,000)	—	—	—	—	—	—	—	(325,000)	—
Balance at end of period	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000

Common Shares
Balance at beginning of period	556	552	549	544	541	535	534	531	529	549	534
Common shares issued, net	—	4	3	5	3	6	1	3	2	7	10
Purchases of common shares under share repurchase program	—	—	—	—	—	—	—	—	—	—	—
Balance at end of period	556	556	552	549	544	541	535	534	531	556	544

Additional Paid-in Capital
Balance at beginning of period	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828	161,419	110,325
Common shares issued, net	8	4,556	(3)	1,857	(2)	3,904	8	1,334	283	4,561	3,910
Issue costs on Series C preferred shares	—	(9,398)	—	—	—	—	—	—	—	(9,398)	—
Exercise of stock options	2,797	2,971	1,851	2,926	3,007	2,245	4,127	2,716	10,486	7,619	9,379
Common shares retired	—	—	—	—	—	—	—	—	—	—	—
Amortization of share-based compensation	10,729	16,519	7,411	5,700	5,781	13,877	5,628	5,615	6,074	34,659	25,286
Other	60	1,671	16	54	95	1,866	21	20	(31)	1,747	1,982
Balance at end of period	200,607	187,013	170,694	161,419	150,882	142,001	120,109	110,325	100,640	200,607	150,882

Retained Earnings
Balance at beginning of period	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	4,796,655	4,386,336
Dividends declared on preferred shares	(5,484)	(7,649)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(19,594)	(19,383)
Net income	189,656	220,268	164,256	145,332	168,755	96,603	25,473	235,900	148,018	574,180	290,831
Balance at end of period	5,351,241	5,167,069	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	5,351,241	4,657,784

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231	153,923	204,503
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	117,322	(25,732)	67,352	10,691	(102,568)	37,180	20,194	(185,221)	208,310	158,942	(45,194)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(265)	(503)	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(776)	(3,303)
Foreign currency translation adjustments, net of deferred income tax	13,978	(15,136)	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	12,043	(9,430)
Balance at end of period	324,132	193,097	234,468	153,923	146,576	263,584	225,405	204,503	388,370	324,132	146,576

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	(845,472)	(549,912)
Shares repurchased for treasury	(323)	(6,711)	(236)	(585)	(21,301)	(36,224)	(237,450)	(258,379)	(53,616)	(7,270)	(294,975)
Balance at end of period	(852,742)	(852,419)	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(852,742)	(844,887)

Total Shareholders’ Equity	$5,348,794	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905	$5,348,794	$4,435,899

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Operating Activities
Net income	$189,656	$220,268	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$574,180	$290,831
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(61,950)	(36,681)	(44,072)	(12,940)	(29,615)	(48,886)	(22,481)	(78,261)	(72,534)	(142,703)	(100,982)
Net impairment losses included in earnings	2,379	1,951	1,023	1,959	2,739	1,684	2,680	3,230	2,075	5,353	7,103
Equity in net income or loss of investment funds accounted for using the equity method and other income	(19,177)	(6,111)	(12,030)	20,776	31,734	18,945	(355)	(26,110)	(11,545)	(37,318)	50,324
Share-based compensation	10,729	16,519	7,411	5,700	5,781	13,877	5,628	5,615	6,074	34,659	25,286
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	72,346	68,327	39,343	(59,998)	48,397	130,746	155,477	3,546	49,420	180,016	334,620
Unearned premiums, net of prepaid reinsurance premiums	6,556	95,142	181,735	(162,490)	9,919	63,987	130,136	(149,242)	9,024	283,433	204,042
Premiums receivable	68,881	(83,633)	(190,102)	106,818	82,200	(77,556)	(118,688)	157,034	63,197	(204,854)	(114,044)
Deferred acquisition costs, net	(5,832)	(13,121)	(32,269)	24,823	1,438	(5,464)	(22,056)	16,684	(31)	(51,222)	(26,082)
Reinsurance balances payable	(17,958)	40,310	(3,181)	8,896	(19,368)	23,109	(7,122)	3,277	(4,853)	19,171	(3,381)
Other liabilities	24,190	(12,660)	10,134	30,620	5,925	(26,613)	33,366	(47,339)	23,914	21,664	12,678
Other items, net	64,863	(37,864)	22,573	145	2,019	31,535	42,522	20,179	54,665	49,572	76,076
Net Cash Provided By Operating Activities	334,683	252,447	144,821	109,641	309,924	221,967	224,580	144,513	267,424	731,951	756,471

Investing Activities
Purchases of:
Fixed maturity investments	(5,123,575)	(3,952,868)	(3,593,630)	(3,758,854)	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(5,018,619)	(12,670,073)	(10,116,781)
Equity securities	(105,618)	(76,500)	(33,803)	(69,962)	(94,115)	(159,157)	(89,790)	(226,677)	(65,155)	(215,921)	(343,062)
Other investments	(314,065)	(147,076)	(239,167)	(220,048)	(166,449)	(114,588)	(92,777)	(147,127)	(92,955)	(700,308)	(373,814)
Proceeds from the sales of:
Fixed maturity investments	4,635,352	3,258,254	3,628,932	3,542,629	2,299,627	3,323,456	3,232,541	2,670,332	4,872,668	11,522,538	8,855,624
Equity securities	65,932	122,625	75,860	58,386	111,467	147,334	52,316	14,522	19,151	264,417	311,117
Other investments	112,129	105,815	111,149	147,243	191,767	119,780	84,967	133,211	68,843	329,093	396,514
Proceeds from redemptions and maturities of fixed maturities	268,288	337,132	261,660	296,408	200,671	283,512	253,898	266,044	226,889	867,080	738,081
Net (purchases) sales of short-term investments	246,746	32,837	(207,444)	(114,854)	(123,211)	459,091	(223,415)	(129,794)	(205,411)	72,139	112,465
Change in investment of securities lending collateral	40,677	(24,159)	6,322	16,150	80,376	48,853	(125,904)	131,389	10,385	22,840	3,325
Purchase of business, net of cash acquired	—	28,948	—	—	—	—	—	—	—	28,948	—
Purchases of furniture, equipment and other	(3,686)	(3,710)	(6,498)	(3,461)	(3,178)	(4,266)	(8,082)	(1,553)	(2,251)	(13,894)	(15,526)
Net Cash Provided By (Used For) Investing Activities	(177,820)	(318,702)	3,381	(106,363)	(232,919)	(131,125)	(68,013)	276,028	(186,455)	(493,141)	(432,057)

Financing Activities
Proceeds from issuance of Series C preferred shares, net	(26)	315,789	—	—	—	—	—	—	—	315,763	—
Repurchase of Series A and B preferred shares	—	(325,000)	—	—	—	—	—	—	—	(325,000)	—
Purchases of common shares under share repurchase program	—	—	—	(3)	(20,833)	(29,552)	(237,173)	(258,150)	(53,398)	—	(287,558)
Proceeds from common shares issued, net	1,256	(432)	780	3,245	1,609	(1,397)	2,875	4,693	8,586	1,604	3,087
Repayments of borrowings	(50,804)	(3,910)	(69,863)	(3,513)	(4,225)	(3,919)	(3,695)	(31,072)	(5,646)	(124,577)	(11,839)
Change in securities lending collateral	(40,677)	24,159	(6,322)	(16,150)	(80,376)	(48,853)	125,904	(131,389)	(10,385)	(22,840)	(3,325)
Other	1,015	2,876	588	766	818	2,467	714	(893)	1,593	4,479	3,999
Preferred dividends paid	(5,485)	(10,951)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(22,897)	(19,383)
Net Cash Used For Financing Activities	(94,721)	2,531	(81,278)	(22,116)	(109,468)	(87,715)	(117,836)	(423,272)	(65,711)	(173,468)	(315,019)

Effects of exchange rate changes on foreign currency cash	4,906	(3,690)	4,183	642	(8,643)	997	5,406	(526)	9,270	5,399	(2,240)

Increase (decrease) in cash	67,048	(67,414)	71,107	(18,196)	(41,106)	4,124	44,137	(3,257)	24,528	70,741	7,155
Cash beginning of period	355,392	422,806	351,699	369,895	411,001	406,877	362,740	365,997	341,469	351,699	362,740
Cash end of period	$422,440	$355,392	$422,806	$351,699	$369,895	$411,001	$406,877	$362,740	$365,997	$422,440	$369,895

Income taxes paid (received), net	$(220)	$1,548	$2,788	$(7,724)	$3,662	$2,296	$3,670	$3,140	$1,928	$4,116	$9,628
Interest paid	$2,202	$12,843	$2,206	$13,047	$2,177	$13,084	$2,191	$12,831	$1,832	$17,251	$17,452

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; lenders products; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (including excess workers’ compensation, employers’ liability, alternative markets and accident and health business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty (including professional liability, executive assurance and healthcare business); marine and aviation; other specialty (including U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other); property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (including mortgage, life, casualty clash and other).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended September 30, 2012 and 2011

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	September 30, 2012			September 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$658,599	$279,751	$936,764	$634,280	$227,837	$860,289
Net premiums written	483,356	271,893	755,249	472,986	218,395	691,381

Net premiums earned	$456,341	$292,350	$748,691	$437,970	$244,079	$682,049
Fee income	645	432	1,077	661	187	848
Losses and loss adjustment expenses	(307,155)	(136,716)	(443,871)	(290,608)	(133,376)	(423,984)
Acquisition expenses, net	(73,663)	(54,402)	(128,065)	(76,763)	(43,442)	(120,205)
Other operating expenses	(75,379)	(29,001)	(104,380)	(77,801)	(22,340)	(100,141)
Underwriting income (loss)	$789	$72,663	73,452	$(6,541)	$45,108	38,567

Net investment income			73,221			82,753
Net realized gains			60,391			30,199
Net impairment losses recognized in earnings			(2,379)			(2,739)
Equity in net income (loss) of investment funds accounted for using the equity method			24,330			(30,549)
Other income (loss)			(532)			2,432
Other expenses			(9,049)			(6,180)
Interest expense			(7,378)			(8,125)
Net foreign exchange (losses) gains			(16,959)			60,040
Income before income taxes			195,097			166,398
Income tax (expense) benefit			(5,441)			2,357

Net income			189,656			168,755
Preferred dividends			(5,484)			(6,461)
Net income available to common shareholders			$184,172			$162,294

Underwriting Ratios
Loss ratio	67.3%	46.8%	59.3%	66.4%	54.6%	62.2%
Acquisition expense ratio (2)	16.0%	18.6%	17.0%	17.4%	17.8%	17.5%
Other operating expense ratio	16.5%	9.9%	13.9%	17.8%	9.2%	14.7%
Combined ratio	99.8%	75.3%	90.2%	101.6%	81.6%	94.4%

Net premiums written to gross premiums written	73.4%	97.2%	80.6%	74.6%	95.9%	80.4%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Nine Months Ended September 30, 2012 and 2011

(U.S. dollars in thousands)

	Nine Months Ended			Nine Months Ended
	September 30, 2012			September 30, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$2,022,802	$1,036,708	$3,055,233	$1,903,868	$836,616	$2,736,794
Net premiums written	1,438,620	1,000,473	2,439,093	1,360,540	801,662	2,162,202

Net premiums earned	$1,344,675	$810,984	$2,155,659	$1,256,380	$702,243	$1,958,623
Fee income	1,803	623	2,426	2,141	306	2,447
Losses and loss adjustment expenses	(900,735)	(338,036)	(1,238,771)	(889,973)	(459,513)	(1,349,486)
Acquisition expenses, net	(223,591)	(151,725)	(375,316)	(204,721)	(134,877)	(339,598)
Other operating expenses	(225,366)	(84,264)	(309,630)	(230,204)	(67,238)	(297,442)
Underwriting income (loss)	$(3,214)	$237,582	234,368	$(66,377)	$40,921	(25,456)

Net investment income			221,126			257,731
Net realized gains			139,379			96,104
Net impairment losses recognized in earnings			(5,353)			(7,103)
Equity in net income (loss) of investment funds accounted for using the equity method			56,943			5,097
Other income (loss)			(7,905)			2,734
Other expenses			(27,972)			(24,603)
Interest expense			(22,338)			(23,604)
Net foreign exchange (losses) gains			(5,958)			4,753
Income before income taxes			582,290			285,653
Income tax (expense) benefit			(8,110)			5,178

Net income			574,180			290,831
Preferred dividends			(19,594)			(19,383)
Net income available to common shareholders			$554,586			$271,448

Underwriting Ratios
Loss ratio	67.0%	41.7%	57.5%	70.8%	65.4%	68.9%
Acquisition expense ratio (2)	16.5%	18.7%	17.3%	16.1%	19.2%	17.2%
Other operating expense ratio	16.8%	10.4%	14.4%	18.3%	9.6%	15.2%
Combined ratio	100.3%	70.8%	89.2%	105.2%	94.2%	101.3%

Net premiums written to gross premiums written	71.1%	96.5%	79.8%	71.5%	95.8%	79.0%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Programs	$98,052	20.3	$79,086	16.7	$272,666	19.0	$235,111	17.3
Property, energy, marine and aviation	92,266	19.1	114,631	24.2	258,475	18.0	294,345	21.6
Professional liability	68,923	14.3	66,484	14.1	204,682	14.2	183,775	13.5
Executive assurance	63,059	13.0	62,328	13.2	191,642	13.3	172,370	12.7
Construction	23,481	4.9	23,576	5.0	106,918	7.4	97,493	7.2
Casualty	23,662	4.9	30,563	6.5	81,273	5.6	85,636	6.3
Travel and accident	22,017	4.6	17,404	3.7	65,147	4.5	58,189	4.3
Lenders products	20,257	4.2	22,551	4.8	63,149	4.4	65,151	4.8
National accounts	22,483	4.7	17,275	3.7	62,882	4.4	61,863	4.5
Surety	14,958	3.1	10,389	2.2	39,815	2.8	29,741	2.2
Healthcare	8,722	1.8	8,810	1.9	27,316	1.9	26,349	1.9
Other (1)	25,476	5.1	19,889	4.0	64,655	4.5	50,517	3.7
Total	$483,356	100.0	$472,986	100.0	$1,438,620	100.0	$1,360,540	100.0

Net premiums earned
Programs	$83,978	18.4	$73,561	16.8	$238,565	17.7	$212,513	16.9
Property, energy, marine and aviation	77,862	17.1	92,288	21.1	233,946	17.4	242,531	19.3
Professional liability	66,299	14.5	64,403	14.7	197,572	14.7	189,570	15.1
Executive assurance	61,599	13.5	56,783	13.0	181,221	13.5	171,841	13.7
Construction	32,409	7.1	28,590	6.5	95,909	7.1	84,195	6.7
Casualty	27,175	6.0	30,305	6.9	84,342	6.3	83,561	6.7
Travel and accident	21,826	4.8	19,051	4.3	59,200	4.4	54,105	4.3
Lenders products	20,271	4.4	18,293	4.2	73,835	5.5	56,495	4.5
National accounts	21,919	4.8	19,642	4.5	59,470	4.4	58,970	4.7
Surety	12,643	2.8	10,091	2.3	34,001	2.5	29,272	2.3
Healthcare	9,565	2.1	9,340	2.1	27,540	2.0	27,081	2.2
Other (1)	20,795	4.5	15,623	3.6	59,074	4.5	46,246	3.6
Total	$456,341	100.0	$437,970	100.0	$1,344,675	100.0	$1,256,380	100.0

Net premiums written by client location
United States	$344,619	71.3	$313,028	66.2	$1,024,902	71.2	$942,421	69.3
Europe	54,068	11.2	64,870	13.7	217,285	15.1	224,758	16.5
Other	84,669	17.5	95,088	20.1	196,433	13.7	193,361	14.2
Total	$483,356	100.0	$472,986	100.0	$1,438,620	100.0	$1,360,540	100.0

Net premiums written by underwriting location
United States	$330,686	68.4	$302,547	64.0	$976,683	67.9	$899,372	66.1
Europe	129,944	26.9	145,112	30.7	391,447	27.2	385,532	28.3
Other	22,726	4.7	25,327	5.3	70,490	4.9	75,636	5.6
Total	$483,356	100.0	$472,986	100.0	$1,438,620	100.0	$1,360,540	100.0

(1) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Gross premiums written	$658,599	$676,090	$688,113	$540,617	$634,280	$635,005	$634,583	$527,783	$624,490	$2,022,802	$1,903,868
Net premiums written	483,356	464,584	490,680	360,739	472,986	438,263	449,291	351,841	431,361	1,438,620	1,360,540

Net premiums earned	$456,341	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$1,344,675	$1,256,380
Fee income	645	628	530	729	661	702	778	761	864	1,803	2,141
Losses and loss adjustment expenses	(307,155)	(290,416)	(303,164)	(282,769)	(290,608)	(301,642)	(297,723)	(264,848)	(265,411)	(900,735)	(889,973)
Acquisition expenses, net	(73,663)	(76,058)	(73,870)	(73,975)	(76,763)	(66,543)	(61,415)	(63,102)	(67,309)	(223,591)	(204,721)
Other operating expenses	(75,379)	(76,617)	(73,370)	(77,593)	(77,801)	(77,774)	(74,629)	(82,535)	(76,892)	(225,366)	(230,204)
Underwriting income (loss)	$789	$4,131	$(8,134)	$(10,941)	$(6,541)	$(34,438)	$(25,398)	$(5,449)	$3,133	$(3,214)	$(66,377)

Underwriting Ratios
Loss ratio	67.3%	65.0%	68.6%	66.9%	66.4%	73.4%	73.0%	65.5%	64.4%	67.0%	70.8%
Acquisition expense ratio (1)	16.0%	16.9%	16.6%	17.3%	17.4%	16.0%	14.9%	15.4%	16.1%	16.5%	16.1%
Other operating expense ratio	16.5%	17.2%	16.6%	18.4%	17.8%	18.9%	18.3%	20.4%	18.7%	16.8%	18.3%
Combined ratio	99.8%	99.1%	101.8%	102.6%	101.6%	108.3%	106.2%	101.3%	99.2%	100.3%	105.2%

Net premiums written
Programs	$98,052	$92,998	$81,616	$62,874	$79,086	$81,629	$74,396	$60,969	$68,264	$272,666	$235,111
Property, energy, marine and aviation	92,266	86,390	79,819	41,244	114,631	103,296	76,418	44,258	88,412	258,475	294,345
Professional liability	68,923	65,198	70,561	54,085	66,484	57,906	59,385	51,559	78,873	204,682	183,775
Executive assurance	63,059	60,205	68,378	59,035	62,328	53,974	56,068	54,448	51,503	191,642	172,370
Construction	23,481	49,784	33,653	22,912	23,576	42,408	31,509	20,014	20,245	106,918	97,493
Casualty	23,662	30,638	26,973	28,599	30,563	24,939	30,134	27,389	28,493	81,273	85,636
Travel and accident	22,017	20,294	22,836	13,751	17,404	19,284	21,501	14,486	19,673	65,147	58,189
Lenders products	20,257	20,477	22,415	21,543	22,551	21,526	21,074	30,942	23,452	63,149	65,151
National accounts	22,483	4,961	35,438	19,110	17,275	4,397	40,191	14,024	19,215	62,882	61,863
Surety	14,958	12,723	12,134	12,734	10,389	9,618	9,734	7,918	11,128	39,815	29,741
Healthcare	8,722	7,959	10,635	9,303	8,810	8,422	9,117	10,290	8,705	27,316	26,349
Other (2)	25,476	12,957	26,222	15,549	19,889	10,864	19,764	15,544	13,398	64,655	50,517
Total	$483,356	$464,584	$490,680	$360,739	$472,986	$438,263	$449,291	$351,841	$431,361	$1,438,620	$1,360,540

Net premiums earned
Programs	$83,978	$80,589	$73,998	$75,085	$73,561	$71,934	$67,018	$69,462	$68,404	$238,565	$212,513
Property, energy, marine and aviation	77,862	77,590	78,494	79,979	92,288	76,644	73,599	77,811	82,301	233,946	242,531
Professional liability	66,299	68,017	63,256	62,467	64,403	57,767	67,400	63,152	69,900	197,572	189,570
Executive assurance	61,599	60,856	58,766	56,782	56,783	60,488	54,570	55,270	51,675	181,221	171,841
Construction	32,409	31,692	31,808	28,569	28,590	27,214	28,391	26,837	25,664	95,909	84,195
Casualty	27,175	28,102	29,065	28,093	30,305	24,829	28,427	25,893	27,503	84,342	83,561
Travel and accident	21,826	20,661	16,713	15,840	19,051	19,455	15,599	15,705	17,418	59,200	54,105
Lenders products	20,271	21,411	32,153	18,796	18,293	19,966	18,236	19,617	17,593	73,835	56,495
National accounts	21,919	18,415	19,136	20,572	19,642	18,166	21,162	17,360	18,595	59,470	58,970
Surety	12,643	10,798	10,560	11,847	10,091	9,402	9,779	9,810	9,876	34,001	29,272
Healthcare	9,565	9,077	8,898	8,825	9,340	9,089	8,652	9,701	9,738	27,540	27,081
Other (2)	20,795	19,386	18,893	15,812	15,623	15,865	14,758	13,657	13,214	59,074	46,246
Total	$456,341	$446,594	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$1,344,675	$1,256,380

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2012		2011		2012		2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Net premiums written
Property catastrophe	$50,196	18.5	$59,961	27.5	$265,994	26.6	$235,157	29.3
Other specialty (1)	70,412	25.9	40,882	18.7	238,135	23.8	162,464	20.3
Property excluding property catastrophe (2)	68,627	25.2	64,495	29.5	209,854	21.0	189,583	23.6
Casualty (3)	38,273	14.1	34,873	16.0	165,935	16.6	146,989	18.3
Marine and aviation	19,152	7.0	17,037	7.8	63,611	6.4	61,179	7.6
Other (4)	25,233	9.3	1,147	0.5	56,944	5.6	6,290	0.9
Total	$271,893	100.0	$218,395	100.0	$1,000,473	100.0	$801,662	100.0

Net premiums earned
Property catastrophe	$69,059	23.6	$64,910	26.6	$199,914	24.7	$176,340	25.1
Other specialty (1)	87,330	29.9	48,722	20.0	211,685	26.1	128,202	18.3
Property excluding property catastrophe (2)	63,572	21.7	62,565	25.6	183,924	22.7	183,095	26.1
Casualty (3)	48,669	16.6	49,066	20.1	143,177	17.7	149,053	21.2
Marine and aviation	16,853	5.8	17,739	7.3	57,502	7.1	60,458	8.6
Other (4)	6,867	2.4	1,077	0.4	14,782	1.7	5,095	0.7
Total	$292,350	100.0	$244,079	100.0	$810,984	100.0	$702,243	100.0

Net premiums written
Pro rata	$170,556	62.7	$99,884	45.7	$439,435	43.9	$310,412	38.7
Excess of loss	101,337	37.3	118,511	54.3	561,038	56.1	491,250	61.3
Total	$271,893	100.0	$218,395	100.0	$1,000,473	100.0	$801,662	100.0

Net premiums earned
Pro rata	$140,111	47.9	$110,091	45.1	$364,977	45.0	$320,711	45.7
Excess of loss	152,239	52.1	133,988	54.9	446,007	55.0	381,532	54.3
Total	$292,350	100.0	$244,079	100.0	$810,984	100.0	$702,243	100.0

Net premiums written by client location
United States	$130,221	47.9	$115,128	52.7	$522,845	52.3	$451,459	56.3
Europe	65,090	23.9	39,892	18.3	280,210	28.0	215,974	26.9
Bermuda	17,162	6.3	17,027	7.8	51,359	5.1	44,192	5.5
Other	59,420	21.9	46,348	21.2	146,059	14.6	90,037	11.3
Total	$271,893	100.0	$218,395	100.0	$1,000,473	100.0	$801,662	100.0

Net premiums written by underwriting location
Bermuda	$131,880	48.5	$127,553	58.4	$505,119	50.5	$449,167	56.0
United States	82,716	30.4	77,972	35.7	294,961	29.5	268,337	33.5
Other	57,297	21.1	12,870	5.9	200,393	20.0	84,158	10.5
Total	$271,893	100.0	$218,395	100.0	$1,000,473	100.0	$801,662	100.0

(1) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

(2) Includes facultative business.

(3) Includes professional liability, executive assurance and healthcare business.

(4) Includes mortgage, life, casualty clash and other.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

Gross premiums written	$279,751	$376,981	$379,976	$161,904	$227,837	$277,766	$331,013	$139,015	$208,770	$1,036,708	$836,616
Net premiums written	271,893	355,649	372,931	150,385	218,395	268,280	314,987	131,070	204,756	1,000,473	801,662

Net premiums earned	$292,350	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$810,984	$702,243
Fee income	432	178	13	253	187	82	37	2,053	10	623	306
Losses and loss adjustment expenses	(136,716)	(109,277)	(92,043)	(95,298)	(133,376)	(129,980)	(196,157)	(102,478)	(93,782)	(338,036)	(459,513)
Acquisition expenses, net	(54,402)	(52,231)	(45,092)	(49,364)	(43,442)	(44,096)	(47,339)	(41,722)	(43,970)	(151,725)	(134,877)
Other operating expenses	(29,001)	(29,140)	(26,123)	(25,707)	(22,340)	(23,671)	(21,227)	(29,693)	(20,355)	(84,264)	(67,238)
Underwriting income (loss)	$72,663	$89,592	$75,327	$80,409	$45,108	$34,395	$(38,582)	$56,031	$57,431	$237,582	$40,921

Underwriting Ratios
Loss ratio	46.8%	39.0%	38.6%	38.0%	54.6%	56.0%	86.8%	45.0%	43.5%	41.7%	65.4%
Acquisition expense ratio	18.6%	18.6%	18.9%	19.7%	17.8%	19.0%	20.9%	18.3%	20.4%	18.7%	19.2%
Other operating expense ratio	9.9%	10.4%	10.9%	10.3%	9.2%	10.2%	9.4%	13.0%	9.4%	10.4%	9.6%
Combined ratio	75.3%	68.0%	68.4%	68.0%	81.6%	85.2%	117.1%	76.3%	73.3%	70.8%	94.2%

Net premiums written
Property catastrophe	$50,196	$129,224	$86,574	$11,636	$59,961	$108,235	$66,961	$3,529	$40,255	$265,994	$235,157
Other specialty (1)	70,412	72,261	95,462	48,555	40,882	43,937	77,645	27,008	30,468	238,135	162,464
Property excluding property catastrophe (2)	68,627	65,734	75,493	36,430	64,495	53,938	71,150	46,835	70,149	209,854	189,583
Casualty (3)	38,273	43,702	83,960	34,968	34,873	40,755	71,361	32,274	38,276	165,935	146,989
Marine and aviation	19,152	18,842	25,617	16,130	17,037	19,978	24,164	21,303	24,913	63,611	61,179
Other (4)	25,233	25,886	5,825	2,666	1,147	1,437	3,706	121	695	56,944	6,290
Total	$271,893	$355,649	$372,931	$150,385	$218,395	$268,280	$314,987	$131,070	$204,756	$1,000,473	$801,662

Net premiums earned
Property catastrophe	$69,059	$68,992	$61,863	$62,408	$64,910	$59,788	$51,642	$54,768	$54,206	$199,914	$176,340
Other specialty (1)	87,330	78,207	46,148	60,891	48,722	40,511	38,969	30,296	25,254	211,685	128,202
Property excluding property catastrophe (2)	63,572	58,720	61,632	60,607	62,565	57,524	63,006	70,744	66,438	183,924	183,095
Casualty (3)	48,669	48,565	45,943	47,317	49,066	51,493	48,494	48,609	52,792	143,177	149,053
Marine and aviation	16,853	19,200	21,449	17,361	17,739	21,093	21,626	22,445	16,106	57,502	60,458
Other (4)	6,867	6,378	1,537	1,941	1,077	1,651	2,367	1,009	732	14,782	5,095
Total	$292,350	$280,062	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$810,984	$702,243

(1) Includes U.K. motor, trade credit, surety, workers’ compensation catastrophe, accident and health and other.

(2) Includes facultative business.

(3) Includes professional liability, executive assurance and healthcare business.

(4) Includes mortgage, life, casualty clash and other.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	September 30,		June 30,		March 31,		December 31,		September 30,
	2012		2012		2012		2011		2011
Investable assets:
Fixed maturities available for sale, at fair value	$9,944,186	75%	$9,556,326	75%	$9,221,145	74%	$9,375,604	76%	$9,529,834	78%
Fixed maturities, at fair value (1)	306,424	2%	242,735	2%	250,805	2%	147,779	1%	122,866	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	34,769	1%	74,032	1%	50,813	0%	56,393	1%	72,399	1%
Total fixed maturities	10,285,379	78%	9,873,093	78%	9,522,763	76%	9,579,776	78%	9,725,099	80%
Short-term investments available for sale, at fair value	845,158	6%	1,087,910	8%	1,112,249	9%	904,219	7%	799,662	6%
Cash	422,440	3%	355,392	3%	422,806	3%	351,699	3%	369,895	3%
Equity securities available for sale, at fair value	312,371	2%	260,864	2%	318,181	3%	299,584	2%	273,213	2%
Equity securities, at fair value (1)	28,405	0%	23,118	0%	52,766	0%	87,403	1%	100,719	1%
Other investments available for sale, at fair value	477,857	4%	381,576	3%	357,992	3%	238,111	2%	229,974	2%
Other investments, at fair value (1)	363,239	3%	230,990	2%	196,712	2%	131,721	1%	95,796	1%
TALF investments, at fair value (3)	270,206	2%	307,453	2%	313,187	2%	387,702	3%	392,455	3%
Investments accounted for using the equity method	339,587	3%	331,601	3%	347,273	3%	380,507	3%	383,543	3%
Securities sold but not yet purchased	(8,017)	0%	(9,206)	0%	(18,831)	0%	(27,178)	0%	(46,526)	0%
Securities transactions entered into but not settled at the balance sheet date	(117,742)	(1)%	(106,435)	(1)%	(121,435)	(1)%	(17,339)	0%	(94,403)	(1)%
Total investable assets	$13,218,883	100%	$12,736,356	100%	$12,503,663	100%	$12,316,205	100%	$12,229,427	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.90		3.01		2.75		2.99		3.17
Average S&P/Moody’s credit ratings (4)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa1		AA+/Aa1
Imbedded book yield (5)	2.80%		2.76%		2.76%		2.98%		3.09%

Credit quality distribution of total fixed maturities (6):
U.S. government and government agencies (7)	$2,837,828	28%	$3,043,908	31%	$2,850,031	30%	$3,154,480	33%	$2,968,250	30%
AAA	3,388,660	33%	3,325,996	34%	3,420,490	36%	3,229,161	34%	3,453,116	36%
AA	1,770,851	17%	1,505,032	15%	1,383,663	14%	1,425,249	15%	1,531,869	16%
A	1,158,492	11%	1,028,772	10%	917,925	10%	884,957	9%	754,421	8%
BBB	503,890	5%	428,200	4%	398,645	4%	412,566	4%	555,023	6%
BB	157,183	2%	152,982	2%	157,427	2%	140,029	1%	151,665	1%
B	203,416	2%	175,613	2%	172,360	2%	165,003	2%	140,571	1%
Lower than B	143,518	1%	116,846	1%	125,134	1%	114,672	1%	106,775	1%
Not rated	121,541	1%	95,744	1%	97,088	1%	53,659	1%	63,409	1%
Total fixed maturities, at fair value	$10,285,379	100%	$9,873,093	100%	$9,522,763	100%	$9,579,776	100%	$9,725,099	100%

(1)	Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)

In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)	Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).
(5)	The imbedded book yield is calculated excluding cash and certain fund investments and is before investment expenses.
(6)	For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(7)	Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at September 30, 2012:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,699,592	$102,290	$(6,462)	$95,828	$2,603,764	103.7%
Non-U.S. government-backed corporates	217,403	10,885	(577)	10,308	207,095	105.0%
FDIC guaranteed corporates	25,457	120	—	120	25,337	100.5%
U.S. government and government agencies	1,131,358	28,015	(1,520)	26,495	1,104,863	102.4%
Agency mortgage-backed securities	1,531,950	29,512	(2,755)	26,757	1,505,193	101.8%
Non-agency mortgage-backed securities	341,924	12,862	(4,684)	8,178	333,746	102.5%
Agency commercial mortgage-backed securities	174,520	6,909	(1,329)	5,580	168,940	103.3%
Non-agency commercial mortgage-backed securities	649,642	35,836	(509)	35,327	614,315	105.8%
Municipal bonds	1,579,872	74,558	(730)	73,828	1,506,044	104.9%
Non-U.S. government securities	1,098,403	37,927	(11,193)	26,734	1,071,669	102.5%
Asset-backed securities	835,258	25,400	(6,093)	19,307	815,951	102.4%
Total	$10,285,379	$364,314	$(35,852)	$328,462	$9,956,917	103.3%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at September 30, 2012, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Industrials	$1,375,345	50.9%	10.4%
Financials	988,052	36.6%	7.5%
Covered bonds	154,919	5.7%	1.2%
Utilities	98,926	3.7%	0.7%
All other (1)	82,350	3.1%	0.6%
Total	$2,699,592	100.0%	20.4%

Credit quality distribution (3):
AAA	$615,869	22.8%	4.7%
AA	414,503	15.4%	3.1%
A	802,275	29.7%	6.1%
BBB	414,498	15.4%	3.1%
BB	131,004	4.9%	1.0%
B	181,306	6.7%	1.4%
Lower than B	25,044	0.9%	0.2%
Not rated	115,093	4.2%	0.9%
Total	$2,699,592	100.0%	20.4%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2012, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

General Electric Co	$64,755	2.4%	0.5%	AA+/A1
AT&T Inc	33,870	1.3%	0.3%	A-/A2
Abbey National Treasury Svcs	31,620	1.2%	0.2%	A+/A2
Wells Fargo & Company	29,157	1.1%	0.2%	A+/A2
Royal Dutch Shell PLC	28,720	1.1%	0.2%	AA/Aa1
Merck & Co Inc	27,574	1.0%	0.2%	AA/A1
Total SA	26,968	1.0%	0.2%	AA-/Aa1
Verizon Communications Inc	26,401	1.0%	0.2%	A-/A3
Berkshire Hathaway Inc	25,659	1.0%	0.2%	A/A2
Deere & Co	25,606	0.9%	0.2%	A/A2
Total	$320,330	11.9%	2.4%

(1)	Includes sovereign securities, supernational securities and other.
(2)	Ratings as assigned by S&P and Moody’s, respectively.
(3)	For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at September 30, 2012, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,200	AAA	$2,321	105.5%	0.0%
	2004	13,098	BBB+	12,991	99.2%	0.1%
	2005	44,436	B-	45,161	101.6%	0.3%
	2006	60,492	BB-	60,892	100.7%	0.5%
	2007	39,719	CC+	43,417	109.3%	0.3%
	2008	6,522	CC+	6,750	103.5%	0.1%
	2009 (6)	27,752	AAA	30,309	109.2%	0.2%
	2010 (6)	26,562	AAA	26,174	98.5%	0.2%
	2012 (6)	112,965	AAA	113,909	100.8%	0.9%
Total non-agency MBS		$333,746	BBB+	$341,924	102.5%	2.6%

Non-agency CMBS:	1998	$1,086	AAA	$1,088	100.2%	0.0%
	2004	4,477	AAA	4,423	98.8%	0.0%
	2005	29,277	AAA	29,951	102.3%	0.2%
	2006	2,861	A	3,084	107.8%	0.0%
	2007	28,104	A	29,937	106.5%	0.2%
	2008	662	AAA	647	97.7%	0.0%
	2010	138,458	AAA	149,716	108.1%	1.1%
	2011	154,331	AAA	165,905	107.5%	1.3%
	2012	255,059	AAA	264,891	103.9%	2.0%
Total non-agency CMBS		$614,315	AAA	$649,642	105.8%	4.9%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	77	73	26
Wtd. average life (months) (2)	18	49	63
Wtd. average loan-to-value % (3)	70.7%	68.9%	61.1%
Total delinquencies (4)	23.0%	20.2%	1.5%
Current credit support % (5)	52.5%	14.0%	26.5%

(1)	Loans defeased with government/agency obligations represented less than 1% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at September 30, 2012. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 29% to 86%, while the range of loan-to-values on CMBS is 27% to 103%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.
(6)	Primarily represents Re-REMICs with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset-backed securities (ABS) September 30, 2012:

		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$370,499	AAA	$377,091	101.8%	2.9%
Autos (2)	100,325	AAA	99,975	99.7%	0.8%
Equipment (3)	134,169	A+	137,985	102.8%	1.0%
Rate reduction bonds (4)	79,109	AAA	83,227	105.2%	0.6%
U.K. securitized (5)	50,041	AAA	51,736	103.4%	0.4%
Commodities (6)	35,000	AAA	35,349	101.0%	0.3%
Other	34,035	AA	34,451	101.2%	0.3%
	803,178	AA+	819,814	102.1%	6.2%

Home equity (7)	$1,597	AAA	$1,466	91.8%	0.0%
	1,013	A	948	93.6%	0.0%
	2,244	BBB	2,437	108.6%	0.0%
	3,132	BB to B	3,581	114.3%	0.0%
	4,722	CCC to C	6,933	146.8%	0.1%
	65	D	79	121.5%	0.0%
	12,773	B+	15,444	120.9%	0.1%

Total ABS	$815,951	AA+	$835,258	102.4%	6.3%

The effective duration of the total ABS was 2.3 years at September 30, 2012.

(1)	The weighted average credit support % on credit cards is 20.1%.
(2)	The weighted average credit support % on autos is 25.9%.
(3)	The weighted average credit support % on equipment is 6.7%.
(4)	The weighted average credit support % on rate reduction bonds is 6.2%.
(5)	The weighted average credit support % on U.K. securitized is 19.2%.
(6)	The weighted average credit support % on commodities is 6.4%.
(7)	The weighted average credit support % on home equity is 22.2%.

The Company’s investment portfolio included $58.7 million par in sub-prime securities at September 30, 2012, with an estimated fair value of $40.3 million and an average credit quality of “A/B1.” Such amounts were primarily in the home equity and CMO sectors with the balance in SBA Loan and other ABS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6 million estimated fair value of sub-prime securities with an average credit quality of “CCC-/Caa3.”

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at September 30, 2012:

	Fair	% of Asset	% of Investable
	Value	Class	Assets
Composition:
Investment funds accounted for using the equity method	$106,003	28.3%	0.8%
Corporate bonds	91,319	24.4%	0.7%
Term loan investments (1)	176,767	47.3%	1.3%
Total	$374,089	100.0%	2.8%

Currency:
U.S.-denominated	$281,883	75.4%	2.1%
Euro-denominated	92,206	24.6%	0.7%
Total	$374,089	100.0%	2.8%

Sector:
Consumer cyclical	$85,755	22.9%	0.6%
Media	49,203	13.2%	0.4%
Industrials	47,496	12.7%	0.4%
Consumer non-cyclical	38,352	10.3%	0.3%
Basic materials	31,959	8.5%	0.2%
Utilities	10,748	2.9%	0.1%
All other	110,576	29.5%	0.8%
Total	$374,089	100.0%	2.8%

Weighted average rating factor (Moody’s)	B2

(1) Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Eurozone Investments

(U.S. dollars in thousands)

Composition of Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at September 30, 2012:

		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other	Total
Country (1):
Germany	$145,055	$0	$10,417	$0	$17,573	$6,669	$179,714
Netherlands	—	37,466	51,048	—	7,217	16,981	112,712
Finland	101,895	246	—	—	—	—	102,141
France	—	6,664	26,359	20,358	4,896	12,371	70,648
Supranational (5)	40,484	—	—	—	—	—	40,484
Spain	—	—	—	13,198	3,503	286	16,987
Luxembourg	—	1,742	5,431	—	3,383	508	11,064
Belgium	2,000	—	7,203	—	—	—	9,203
Italy	5,401	—	1,242	—	882	(110)	7,415
Ireland	1,138	967	1,429	—	—	1,017	4,551
Austria	—	3,339	—	—	—	—	3,339
Total	$295,973	$50,424	$103,129	$33,556	$37,454	$37,722	$558,258

(1)          The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Cyprus, Estonia, Greece, Malta, Portugal, Slovakia or Slovenia at September 30, 2012.

(2)          Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)          Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)          Included in “corporate bonds” in the Bank Loan Investments table on page 17.

(5)          Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011
After-tax operating income available to common shareholders	$120,247	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$375,307	$174,491
Net realized gains, net of tax	58,904	33,275	40,873	13,464	28,458	44,799	21,585	71,821	68,611	133,052	94,842
Net impairment losses recognized in earnings, net of tax	(2,379)	(1,951)	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(5,353)	(7,103)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	24,330	7,787	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	56,943	5,097
Net foreign exchange gains (losses), net of tax	(16,930)	32,108	(20,541)	13,177	59,948	(18,685)	(37,142)	6,581	(65,346)	(5,363)	4,121
Net income available to common shareholders	$184,172	$212,619	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$554,586	$271,448

Diluted per common share results:
After-tax operating income available to common shareholders	$0.87	$1.02	$0.82	$0.94	$0.78	$0.43	$0.06	$0.87	$0.85	$2.72	$1.26
Net realized gains, net of tax	0.42	0.24	0.30	0.10	0.21	0.32	0.15	0.48	0.45	0.96	0.68
Net impairment losses recognized in earnings, net of tax	(0.02)	(0.01)	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.04)	(0.05)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.18	0.06	0.18	(0.11)	(0.22)	0.04	0.21	0.15	0.06	0.41	0.04
Net foreign exchange gains (losses), net of tax	(0.12)	0.23	(0.15)	0.09	0.43	(0.13)	(0.26)	0.05	(0.43)	(0.04)	0.03
Net income available to common shareholders	$1.33	$1.54	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$4.01	$1.96

Weighted average common shares and common share equivalents outstanding — diluted	138,696,934	138,211,736	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	138,235,995	138,542,558

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012

Effect of share repurchases:
Aggregate cost of shares repurchased	$0	$0	$0	$3	$20,833	$29,552	$237,173	$258,151	$53,398	$2,558,033
Shares repurchased	—	—	—	100	655,772	881,961	8,062,383	8,679,051	2,043,195	104,758,218
Average price per share repurchased	—	—	—	$31.51	$31.77	$33.51	$29.42	$29.74	$26.13	$24.42

Average book value per common share (1)	$35.62	$33.89	$32.55	$31.34	$30.81	$30.39	$29.90	$29.61	$28.30

Average repurchase price-to-book multiple	—	—	—	1.01x	1.03x	1.10x	0.98x	1.00x	0.92x

Remaining share repurchase authorization (2)	$941,967

(1)  Equals average of beginning and ending book value per common share for each period presented.

(2)  Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended									Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010	2012	2011

After-tax operating income available to common shareholders	$120,247	$141,400	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$375,307	$174,491
Annualized after-tax operating income available to common shareholders (a)	$480,988	$565,600	$454,640	$515,564	$428,704	$238,956	$30,304	$525,108	$522,636	$500,409	$232,655

Beginning common shareholders’ equity	$4,695,316	$4,514,456	$4,267,074	$4,110,899	$4,078,030	$3,964,035	$4,151,786	$4,354,905	$4,035,011	$4,267,074	$4,151,786
Ending common shareholders’ equity	5,023,794	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905	5,023,794	4,110,899
Average common shareholders’ equity (b)	$4,859,555	$4,604,886	$4,390,765	$4,188,987	$4,094,465	$4,021,033	$4,057,911	$4,253,346	$4,194,958	$4,645,434	$4,131,343

Annualized operating return on average common equity (a)/(b)	9.9%	12.3%	10.4%	12.3%	10.5%	5.9%	0.7%	12.3%	12.5%	10.8%	5.6%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011	2011	2011	2010	2010
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	125,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$425,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%)	$0	$0	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%)	—	—	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Series C non-cumulative preferred shares (6.75%)	325,000	325,000	—	—	—	—	—	—	—
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	5,023,794	4,695,316	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905
Total shareholders’ equity	$5,348,794	$5,020,316	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905

Total capital	$5,748,794	$5,420,316	$5,239,456	$4,992,074	$4,835,899	$4,803,030	$4,689,035	$4,876,786	$5,104,905

TALF non-recourse borrowings, at market value, due between 2013 to 2015 (various) (1)	185,223	235,818	239,551	310,486	314,137	318,441	322,222	325,770	331,797

Total capital and TALF non-recourse borrowings	$5,934,017	$5,656,134	$5,479,007	$5,302,560	$5,150,036	$5,121,471	$5,011,257	$5,202,556	$5,436,702

Common shares outstanding, net of treasury shares (b)	136,540,178	136,291,652	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113

Book value per common share (2) (a)/(b)	$36.79	$34.45	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49

Leverage ratios:
Senior notes/total capital	5.2%	5.5%	5.7%	6.0%	6.2%	6.2%	6.4%	6.2%	5.9%
Revolving credit agreement borrowings/total capital	1.7%	1.8%	1.9%	2.0%	2.1%	2.1%	2.1%	2.1%	2.4%
Debt/total capital	7.0%	7.4%	7.6%	8.0%	8.3%	8.3%	8.5%	8.2%	8.3%
Preferred/total capital	5.7%	6.0%	6.2%	6.5%	6.7%	6.8%	6.9%	6.7%	6.4%
Debt and preferred/total capital	12.6%	13.4%	13.8%	14.5%	15.0%	15.1%	15.5%	14.9%	14.7%

(1)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 9.9% and the ratio of debt and preferred to total capital would have been 15.3% at September 30, 2012.

(2)

Excludes the effects of stock options and restricted stock units outstanding. Amounts reflect the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts.